AMENDMENT NO. 1
to
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
and
AMENDMENT NO. 5
to
SECURITY AGREEMENT
Dated as of December 13, 2019
This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT and AMENDMENT NO. 5 TO SECURITY AGREEMENT (this “Amendment”), is entered into as of December 13, 2019, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), MUFG BANK, LTD., in its capacity as administrative agent (in such capacity, “Administrative Agent”) and MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.), in its capacity as security agent (in such capacity, “Security Agent”; together with the Administrative Agent, the “Agents”) and the Lenders (as hereinafter defined) party hereto.
RECITALS
A.Borrower, the Agents and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019, as amended by that certain Letter Agreement dated as of November 8, 2019 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement), pursuant to which the Lenders have made available to Borrower the Revolving Commitment in the aggregate maximum principal amount of One Billion Dollars ($1,000,000,000).
B.    Borrower is party to that certain Security Agreement dated as of November 18, 2009 by and between Borrower and the Security Agent, as amended by (i) Amendment No. 1 Limited Waiver and Consent to Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreement dated as of September 13, 2012, (ii) Amendment No. 2 to Security Agreement dated as of June 4, 2014, (iii) Amendment No. 3 to Security Agreement dated as of April 20, 2016 and (iv) Amendment No. 4 to Security Agreement dated as of June 7, 2019 (as the same may be further amended, restated, supplemented or otherwise modified, the “Security Agreement”).
C.    As of the date hereof, the outstanding principal balance, exclusive of accrued interest and other expenses, under the Revolving Commitment is $394,000,000.
D.    As of the date hereof, the Administrative Agent has informed the Borrower that the Lenders consist of the following financial institutions: MUFG Bank, Ltd.; Bank of America, N.A.; Wells Fargo Bank, National Association; U.S. Bank National Association; City National Bank; The Huntington National Bank; KeyBank National Association; Umpqua Bank; BMO Harris Bank N.A.; Fifth Third Bank; Credit Agricole Corporate and Investment Bank; HSBC Bank USA, N.A.; Apple Bank for Savings; CIT Bank, N.A.; BNP Paribas; Crédit Industriel et Commercial, New York Branch; and Columbia State Bank.
E.    Borrower has requested certain modifications to the Credit Agreement and the Security Agreement on the terms and conditions set forth herein.
F.    Agents and the Requisite Lenders have agreed, subject to the terms and conditions set forth below, to amend the Credit Agreement and the Security Agreement in certain respects as set forth below and to the grant the releases, waivers and consents as set forth below.

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NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows:
AGREEMENT
1.Recitals. The recitals set forth above are true, accurate and correct.
2.    Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each of Borrower, each Subsidiary and Owner Trustee party hereto, and Willis Lease France (“WLF”), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents to which it is a party (including, without limitation, the grant of security made by such party pursuant to the Collateral Documents to which it is a party) and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof and (iii) in the case of each guarantor that has executed a Subsidiary Guaranty or Owner Trustee Guaranty, ratifies and reaffirms its guaranty of the Obligations.
3.    Amendment of Credit Agreement.
3.1    As of the Effective Date (as defined below), Section 1.1 of the Credit Agreement is hereby amended as follows:
3.1.1    The definition of “Future WEST ABS Non-Recourse Indebtedness” is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:
“Future WEST ABS Non-Recourse Indebtedness” means the Indebtedness that is Non-Recourse Debt of any future Special Purpose Financing Vehicle that is incurred in connection with future asset-based securitization transactions similar to those transactions contemplated by clauses (i) through (iii) of the definition of WEST Funding Facility.
3.1.2    The definition of “Permitted Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended by deleting the words “May ___, 2024” and inserting in lieu thereof the words “June 7, 2024.”
3.2    As of the Change in Control Date (as defined below), the Credit Agreement is hereby amended as follows:
3.2.1    Definitions. Section 1.1 of the Credit Agreement shall be amended by:
(a)    Inserting the words “; and (v) any Permitted Margin Stock” immediately before the period at the end of the definition of “Collateral” and deleting the word “and” immediately prior to clause (iv) of such definition.
(b)    Adding the following definition in proper alphabetical order:
“Permitted Margin Stock” means, to the extent constituting margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), capital stock of the Borrower acquired in connection with any Permitted Change in Control, which capital stock will be cancelled and will cease to exist immediately following the consummation of such Permitted Change in Control.
3.2.2    Maximum Leverage Ratio. Section 6.14.2 shall be amended by adding the following proviso immediately prior to the period at the end thereof: “; provided that for the Fiscal Quarter in which a Permitted Change in Control is consummated and continuing thereafter through and including the Fiscal Quarter ending December 31, 2020, such ratio shall be not more than 4.50:1.00”.

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3.2.3    Permitted Margin Stock. The following language shall be inserted immediately following Section 7.20 as a separate stand-alone paragraph:
“In no event shall this Article VII impose, or be deemed to impose, a restriction on Permitted Margin Stock.”
3.3    As of the Change in Control Financing Date (as defined below), the Credit Agreement is hereby amended as follows:
3.3.1    Definitions. Section 1.1 of the Credit Agreement shall be amended by deleting the definition of “Collateral” in its entirety and inserting in lieu thereof the following:
“Collateral” means all right, title and interest of the Borrower and its Subsidiaries (other than Excluded Subsidiaries) in and to all of its assets and properties, whether now existing or owned or hereafter acquired, in each case, as more specifically defined as “Collateral” in each of the Collateral Documents, but shall exclude (i) Borrower’s beneficial interest in any Special Purpose Financing Vehicle and the proceeds thereof (including any and all residual cash distributions made by such Special Purpose Financing Vehicle) unless and until such proceeds are received by the Borrower or any of its Subsidiaries; (ii) the WEST Servicing Agreement; (iii) one Corporate Aircraft being Bombardier Model BD-700-1A10 (Global Express) and any other Corporate Aircraft purchased from time to time, in each case if not included in the Borrowing Base and only for the period during which it is not included in the Borrowing Base; (iv) except to the extent pledged pursuant to a Stock Pledge Agreement, the Stock of any Subsidiary of Borrower that is incorporated or otherwise organized under the Applicable Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia; and (v) any Permitted Margin Stock.
3.3.2    Negative Pledge/WEST. Section 7.18 of the Credit Agreement shall be amended by deleting it in its entirety and inserting in lieu thereof the following:
“7.18    Negative Pledge/WEST. Not (i) cause or create any Liens or Negative Pledges on Borrower’s direct or indirect interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the WEST Servicing Agreement (including without limitation, any rights to payment thereunder) or (ii) permit any Lien on Borrower’s direct or indirect interest in the WEST Subsidiaries or the WEST Administrative Agency Agreement and/or management fee arrangement with WEST under the WEST Servicing Agreement, other than, in each case (x) Liens or Negative Pledges then existing under the WEST Funding Facility provided such Liens or Negative Pledges shall not adversely affect such management agreement or Borrower’s interest therein and (y) the Liens and Negative Pledges permitted under Section 5 of that certain Amendment No. 1 to Fourth Amended and Restated Credit Agreement and Amendment No. 5 to Security Agreement dated as of December 13, 2019 among Borrower, Agents and the Lenders party thereto.”
4.    Amendment of Security Agreement.
4.1    As of the Change in Control Date, the proviso at the end of Section 1 of the Security Agreement is hereby amended by inserting the words “; and (v) any Permitted Margin Stock” immediately before the period at the end thereof and deleting the word “and” immediately prior to clause (iv) of such proviso.
4.2    As of the Change in Control Financing Date, Section 1 of the Security Agreement is hereby amended as follows:
4.2.1    The words “, 100% of the residual cash distributions from WEST” where they appear in paragraph (A) of Section 1 are hereby amended by deleting them in their entirety and replacing them with the following:

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“, to the extent such distributions are actually received by Debtor, 100% of the residual cash distributions from any Special Purpose Financing Vehicle in which Debtor has a direct beneficial interest”
4.2.2    The proviso at the end of Section 1 is hereby amended by deleting it in its entirety and replacing it with the following:
“provided, the Collateral shall not include: (i) Debtor’s beneficial interest in any Special Purpose Financing Vehicle and the proceeds thereof (including any and all residual cash distributions made by such Special Purpose Financing Vehicle) unless and until such proceeds are received by the Debtor or any of its Subsidiaries; (ii) the WEST Servicing Agreement; (iii) one Corporate Aircraft being Bombardier Model BD-700-1A10 (Global Express) and any other Corporate Aircraft purchased from time to time, in each case if not included in the Borrowing Base and only for the period during which it is not included in the Borrowing Base; (iv) except to the extent pledged pursuant to a Stock Pledge Agreement, the Stock of any Subsidiary of Debtor that is incorporated or otherwise organized under the Applicable Laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia; and (v) any Permitted Margin Stock.”
5.    Limited Waiver and Consent. Agents and the Requisite Lenders hereby agree that, in connection with any Non-Recourse Debt (i)(x) to be entered into by one or more newly formed Special Purpose Financing Vehicles established after the Effective Date to facilitate a Permitted Change in Control (each a “WEST Holdco”) and (y) pursuant to which the beneficial interests in (including the residual cash distributions from) any of WEST II, WEST III or WEST IV are conveyed to a WEST Holdco and thereafter pledged by such WEST Holdco to secure such Non-Recourse Debt incurred by such WEST Holdco (such a financing, “Change in Control Financing”) or (ii) that is a refinancing (a “Change in Control Refinancing”) by a WEST Holdco of any such Change in Control Financing in connection with the incurrence by WEST (or any successor thereof (including as a result of a name change) or any Special Purpose Financing Vehicle that is a transferee of all or substantially all of the assets of such WEST entity) of any Future WEST ABS Non-Recourse Indebtedness that refinances, re-securitizes or replaces the WEST Funding Facility of WEST II, WEST III or WEST IV (or any such successor thereof), and pursuant to which a WEST Holdco directly owns the beneficial interests of the issuer of such Future WEST ABS Non-Recourse Indebtedness and continues to pledge such beneficial interests of (including the residual cash distributions from) such issuer to secure the Non-Recourse Debt incurred by such WEST Holdco: (a) notwithstanding the restrictions set forth in Section 7.15 of the Credit Agreement, after the Effective Date, the Borrower may make Investments in any such WEST Holdco solely in the form of a capital contribution by the Borrower of the beneficial interests of any of WEST II, WEST III or WEST IV to any such WEST Holdco and the provisions of Section 7.15 of the Credit Agreement are hereby waived to the extent necessary to permit such capital contributions to such WEST Holdco and for such WEST Holdco hold and continue to own such beneficial interests (and the beneficial interests of any such successor); and (b) notwithstanding the restrictions set forth in Section 7.18 of the Credit Agreement, any such WEST Holdco may thereafter create Liens or Negative Pledges on the beneficial interests of WEST (or any such successor) held by it and its rights to receive any proceeds thereof (including any and all residual cash distributions therefrom), and the provisions of Section 7.18 of the Credit Agreement are hereby waived to the extent necessary to permit the creation of such Liens or Negative Pledges, as applicable, and the consummation and performance by any WEST Holdco of its obligations in connection with such Non-Recourse Debt.
6.    UCC Financing Statement Amendment.
6.1    Upon the Agents’ receipt of notice from the Borrower pursuant to Section 8.1.12 of the Credit Agreement stating that a Change in Control has occurred, the Requisite Lenders hereby authorize and direct the Security Agent to promptly file the Uniform Commercial Code financing statement amendment in the form attached hereto as Exhibit A; provided that if the Security Agent does not file such Uniform Commercial Code financing statement amendment on the Change in Control Date, then the Borrower (or its designee) is hereby authorized to file such Uniform Commercial Code financing statement amendment.
6.2    Upon the Agents’ receipt of notice from the Borrower stating that a Change in Control Financing has occurred, the Requisite Lenders hereby authorize and direct the Security Agent to promptly file the Uniform Commercial

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Code financing statement amendment in the form attached hereto as Exhibit B; provided that if the Security Agent does not file such Uniform Commercial Code financing statement amendment on the Change in Control Financing Date, then the Borrower (or its designee) is hereby authorized to file such Uniform Commercial Code financing statement amendment.
7.    Conditions.
7.1    This Amendment (other than Sections 3.2, 3.3, 4, 6, and 8 hereof) shall become effective as of the date by which the Agents shall have received the following (such date, the “Effective Date”):
7.1.1    a counterpart of this Amendment duly executed by the Borrower, the Agents and the Requisite Lenders, and agreed to and accepted by each Guarantor;
7.1.2    evidence of Borrower's authority to enter into this Amendment; and
7.1.3    a certificate of good standing or status from the jurisdiction under whose laws each of the Borrower, Willis Aeronautical Services, Inc., and West Engine Funding LLC was formed or incorporated, as applicable, dated within thirty (30) days prior to the date of this Amendment.
7.2    Sections 3.2, 4.1, 6.1 and 8 of this Amendment shall become effective immediately (and without need for further action, consent or confirmation of any Person) and simultaneously with the consummation of a Permitted Change in Control (the “Change in Control Date”).
7.3    Sections  3.3, 4.2, and 6.2 of this Amendment shall become effective immediately (and without need for further action, consent or confirmation of any Person) and simultaneously with the consummation of a Change in Control Financing (the “Change in Control Financing Date”).
8.    Post-Amendment Covenants. Borrower agrees that:
8.1    Within ten (10) days after the Change in Control Date, Borrower shall deliver to Agents an officer’s certificate (a) attaching copies of Borrower’s then-current bylaws and certificate of incorporation and all amendments thereto, (b) attaching a certified copy of the agreement giving effect to the Permitted Change in Control, with all schedules, supplements, and attachments thereto that were previously publicly filed with the SEC, and (iii) confirming that the Permitted Change in Control has been consummated in accordance with the terms of such agreement.
8.2    Promptly following repayment in full of (a) any Change in Control Financing that does not result in a Change in Control Refinancing or (b) a Change in Control Refinancing, Borrower shall make a determination whether the applicable WEST Holdco entity whose Indebtedness was repaid in accordance with the foregoing can be merged, dissolved, liquidated or otherwise become the subject of an internal reorganization in order for Borrower to become the direct owner of the beneficial interests of the applicable WEST entity then directly owned by such WEST Holdco entity without (i) breaching, violating or resulting in a conflict with any term or provision of any Indebtedness or other contractual restriction then in effect that is not prohibited by the Credit Agreement, (ii) resulting in an adverse tax consequence to Borrower or any of its Subsidiaries or Excluded Subsidiaries or (iii) incurring unreasonably excessive costs or burdens, in each case, as determined reasonably and in good faith by Borrower. If Borrower determines that it can become the direct owner of beneficial interests of the applicable WEST entity pursuant to the previous sentence, Borrower will notify Administrative Agent and upon re-acquiring the direct beneficial interests in such WEST entity will execute and deliver to the applicable Agent, such amendments to the Credit Agreement or Security Agreement as are necessary to include in the Collateral 100% of the residual cash distributions from such WEST entity, and will authorize the Security Agent to file an amended Uniform Commercial Code financing statement in the applicable jurisdiction to reflect such modification to the Collateral. Any such amendment to the Loan Documents contemplated by this Section 8.2 shall become effective without further consent of any other party to such Loan Documents (including, any Subsidiary or Owner Trustee), other than Borrower, Administrative Agent and, if applicable, Security Agent.

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9.    Willis Lease France. Notwithstanding the current designation of WLF as an Excluded Subsidiary under the Credit Agreement, (i) all documents executed and delivered to Security Agent by WLF in connection with the Credit Facilities shall constitute Collateral Documents, including, without limitation, the Subsidiary Guaranty and each Leasing Subsidiary Security Assignment executed by WLF to date and such other documents as may be executed by WLF hereafter in its capacity as a Leasing Subsidiary, (ii) WLF hereby reaffirms its obligations and grant of security interests thereunder, (iii) the property in which WLF grants Security Agent a security interest thereunder constitutes Collateral and (iv) the representation in Section 5.5.6 of the Credit Agreement is hereby amended and restated as follows: “Willis Lease France is an Excluded Subsidiary whose operations are limited to the employment of persons resident in France and which has no material assets or material operating income, other than in connection with its business operations related to being a Leasing Subsidiary as contemplated by the Eligible Leases and other Loan Documents to which it is a party.”
10.    Borrower’s Representations and Warranties. Borrower represents and warrants, for the benefit of the Lenders and the Agents, as follows:
10.1    Borrower has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby. There have been no changes in the certificate of incorporation and bylaws of Borrower since the Closing Date.
10.2    all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby, have been taken and/or received;
10.3    this Amendment, and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law);
10.4    the execution, delivery and performance of this Amendment, and the performance of the Loan Documents, as amended hereby, will not (a) violate or contravene any material requirement of Applicable Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound, or (c) result in or require the creation of any Lien (other than pursuant to the Loan Documents) upon or with respect to any properties of the Borrower, whether such properties are now owned or hereafter acquired (other than Permitted Liens);
10.5    the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof); and
10.6    no Default has occurred and is continuing.
11.    Reference to and Effect on the Credit Agreement, Security Agreement and the Other Loan Documents.
11.1    Upon the effectiveness of this Amendment, each reference in the Credit Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “the Security Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended hereby.
11.2    Except as specifically amended herein, the Credit Agreement, the Security Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed

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in all respects. Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document.
11.3    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement, the Security Agreement or any other Loan Document or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.
12.    Payment of Expenses. Borrower shall pay the fees and expenses of the Agents in connection with this Amendment in accordance with Section 12.2 of the Credit Agreement.
13.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or electronic means (including as a .pdf or .tif document) shall be as effective as delivery of a manually executed counterpart of this Amendment.
14.    Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without reference to its choice-of-law rules (other than Section 5-1401 of the New York General Obligations Law). If any court of competent jurisdiction in the state of New York determines any provision of this Amendment or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents.
15.    No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Amendment and all Loan Documents shall remain in full force and effect. The execution and delivery of this Amendment is not intended to, and shall not, constitute a novation of any Loan Document.
16.    Integration. The Loan Documents, including this Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BORROWER

WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation

By:    _________________________
Name:    _________________________
Title:    _________________________

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ADMINISTRATIVE AGENT:
MUFG BANK, LTD.
By:    _________________________
Name:    _________________________
Title:    _________________________

SECURITY AGENT:
MUFG UNION BANK, N.A.
By:    _________________________
Name:    _________________________
Title:    _________________________

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REQUISITE LENDERS:

[See Signature Pages Attached]

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Each of the following hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS LEASE (IRELAND) LIMITED By: ____________________________________________ Name: Title:
WEST ENGINE FUNDING LLC By: ____________________________________________ Name: Title:
WEST ENGINE FUNDING (IRELAND) LIMITED By: ____________________________________________ Name: Title:
WILLIS AERONAUTICAL SERVICES, INC. By: ____________________________________________ Name: Title:
WLFC (IRELAND) LIMITED By: ____________________________________________ Name: Title:
WILLIS LEASE FRANCE By: ____________________________________________ Name: Title:

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The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: ____________________________________________ Name: Title:

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The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: ____________________________________________ Name: Title:

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The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements By: ____________________________________________ Name: Title:

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Exhibit A
Change in Control Date Uniform Commercial Code Financing Statement Amendment

(See attached.)

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Exhibit B
Change in Control Financing Date Uniform Commercial Code Financing Statement Amendment

(See attached.)

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